                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                                    Distribution Date        7/17/00

Section 5.2 - Supplement                                        Class A           Class B         Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                           3,115,000.00        181,245.17       299,149.64           3,595,394.80
       Deficiency Amounts                                             0.00              0.00                                    0.00
       Additional Interest                                            0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                  86,800,247.68      4,931,700.74     6,904,696.67          98,636,645.09

(iv)   Collections of Finance Charge Receivables              9,520,273.03        540,910.18       757,308.87          10,818,492.08

(v)    Aggregate Amount of Principal Receivables                                                                   20,873,417,114.54

                                      Investor Interest     600,000,000.00     34,090,000.00    47,728,181.82         681,818,181.82
                                      Adjusted Interest     600,000,000.00     34,090,000.00    47,728,181.82         681,818,181.82

                                             Series

       Floating Investor Percentage                3.27%            88.00%              5.00%            7.00%               100.00%
       Fixed Investor Percentage                   3.27%            88.00%              5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.40%
               30 to 59 days                                                                                                   1.15%
               60 to 89 days                                                                                                   0.82%
               90 or more days                                                                                                 1.63%
                                                                                                                   -----------------
                                      Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                2,608,616.03        148,212.87       207,507.50           2,964,336.40

(viii) Investor Charge-Offs                                           0.00              0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00             0.00

(x)    Servicing Fee                                            500,000.00         28,408.33        39,773.48             568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.82%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         600,000,000.00     34,090,000.00    47,728,181.82         681,818,181.82

(xiv)  LIBOR                                                                                                                6.65125%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        9,020,273.03        512,501.85       717,535.39          10,250,310.26

(xxii) Certificate Rate                                           6.23000%          6.38000%         7.05125%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                    Distribution Date        7/17/00

Section 5.2 - Supplement                                         Class A          Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60       228,336.39          2,700,735.99
       Deficiency Amounts                                                0.00            0.00                                   0.00
       Additional Interest                                               0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                     65,100,185.76    3,698,847.89     5,178,450.17         73,977,483.81

(iv)   Collections of Finance Charge Receivables                 7,140,204.77      405,690.57       567,973.72          8,113,869.06

(v)    Aggregate Amount of Principal Receivables                                                                   20,873,417,114.54

                                           Investor Interest   450,000,000.00   25,568,000.00    35,795,636.36        511,363,636.36
                                           Adjusted Interest   450,000,000.00   25,568,000.00    35,795,636.36        511,363,636.36

                                                    Series

       Floating Investor Percentage                    2.45%           88.00%           5.00%            7.00%               100.00%
       Fixed Investor Percentage                       2.45%           88.00%           5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.40%
               30 to 59 days                                                                                                   1.15%
               60 to 89 days                                                                                                   0.82%
               90 or more days                                                                                                 1.63%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   1,956,462.02      111,161.82       155,628.45          2,223,252.30

(viii) Investor Charge-Offs                                              0.00            0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)    Servicing Fee                                               375,000.00       21,306.67        29,829.70            426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.82%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00   25,568,000.00    35,795,636.36        511,363,636.36

(xiv)  LIBOR                                                                                                                6.65125%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                           6,765,204.77      384,383.90       538,144.02          7,687,732.70

(xxii) Certificate Rate                                              6.23000%        6.39000%         7.17625%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                          Distribution Date:                 7/17/00

Section 5.2 - Supplement                                 Class A        Class B       Collateral                       Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00           0.00            0.00                            0.00

(ii)   Monthly Interest Distributed                     3,237,500.00     189,248.43      349,005.82                    3,775,754.25
       Deficiency Amounts                                       0.00           0.00                                            0.00
       Additional Interest                                      0.00           0.00                                            0.00
       Accrued and Unpaid Interest                                                             0.00                            0.00

(iii)  Collections of Principal Receivables           101,266,955.62   5,753,699.08    8,055,431.23                  115,076,085.93

(iv)   Collections of Finance Charge Receivables       11,106,985.20     631,067.17      883,521.73                   12,621,574.09

(v)    Aggregate Amount of Principal Receivables                                                                  20,873,417,114.54

                                  Investor Interest   700,000,000.00  39,772,000.00   55,682,545.45                  795,454,545.45
                                  Adjusted Interest   700,000,000.00  39,772,000.00   55,682,545.45                  795,454,545.45

                                             Series

       Floating Investor Percentage            3.81%          88.00%          5.00%           7.00%                         100.00%
       Fixed Investor Percentage               3.81%          88.00%          5.00%           7.00%                         100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.40%
               30 to 59 days                                                                                                  1.15%
               60 to 89 days                                                                                                  0.82%
               90 or more days                                                                                                1.63%
                                                                                                                  -----------------
                                  Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                          3,043,385.37     172,916.46      242,090.63                    3,458,392.46

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                            0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                      583,333.33      33,143.33       46,402.12                      662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.82%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                            0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00  39,772,000.00   55,682,545.45                  795,454,545.45

(xiv)  LIBOR                                                                                                               6.65125%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                 10,523,651.87     597,923.83      837,119.61                   11,958,695.31

(xxii) Certificate Rate                                     5.55000%       5.71000%        7.05125%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                              Distribution Date:             7/17/00

Section 5.2 - Supplement                                     Class A         Class B       Collateral                     Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                        0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      287,826.39                3,189,076.39
       Deficiency Amounts                                           0.00            0.00                                        0.00
       Additional Interest                                          0.00            0.00                                        0.00
       Accrued and Unpaid Interest                                                                  0.00                        0.00

(iii)  Collections of Principal Receivables                79,566,893.70    4,520,846.23    6,329,184.73               90,416,924.66

(iv)   Collections of Finance Charge Receivables            8,726,916.95      495,847.55      694,186.58                9,916,951.07

(v)    Aggregate Amount of Principal Receivables                                                                   20,873,417,114.54

                                      Investor Interest   550,000,000.00   31,250,000.00   43,750,000.00              625,000,000.00
                                      Adjusted Interest   550,000,000.00   31,250,000.00   43,750,000.00              625,000,000.00

                                               Series

       Floating Investor Percentage                2.99%          88.00%           5.00%           7.00%                     100.00%
       Fixed Investor Percentage                   2.99%          88.00%           5.00%           7.00%                     100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.40%
               30 to 59 days                                                                                                   1.15%
               60 to 89 days                                                                                                   0.82%
               90 or more days                                                                                                 1.63%
                                                                                                                   -----------------
                                      Total Receivables                                                                100.00%

(vii)  Investor Default Amount                              2,391,231.36      135,865.42      190,211.59                2,717,308.36

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                        0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Servicing Fee                                          458,333.33       26,041.67       36,458.33                  520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.82%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                        0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00              625,000,000.00

(xiv)  LIBOR                                                                                                                6.65125%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                      8,268,583.61      469,805.89      657,728.24                9,396,117.74

(xxii) Certificate Rate                                         5.98000%        6.16000%        7.40125%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                   Distribution Date:        7/17/00

Section 5.2 - Supplement                                          Class A         Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      215,606.25           2,791,552.61
       Deficiency Amounts                                                0.00            0.00                                   0.00
       Additional Interest                                               0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                     59,600,377.40    3,386,367.00    4,741,093.31          67,727,837.70

(iv)   Collections of Finance Charge Receivables                 6,536,984.41      371,417.59      520,004.31           7,428,406.30

(v)    Aggregate Amount of Principal Receivables                                                                   20,873,417,114.54

                                           Investor Interest   411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86
                                           Adjusted Interest   411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

                                                     Series

       Floating Investor Percentage                     2.24%          88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage                        2.24%          88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.40%
               30 to 59 days                                                                                                   1.15%
               60 to 89 days                                                                                                   0.82%
               90 or more days                                                                                                 1.63%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   1,791,175.76      101,770.81      142,484.52           2,035,431.09

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               343,319.17       19,506.67       27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.82%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

(xiv)  LIBOR                                                                                                                6.65125%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                           6,193,665.24      351,910.92      492,693.94           7,038,270.10

(xxii) Certificate Rate                                              7.09000%        7.27000%        7.40125%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President